Exhibit 10.1

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of the 18 day of April, 2018, by and among RenovoRx, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor.”

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Stock”) pursuant to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

WHEREAS, certain of the Investors (the “Prior Investors”) are holders of the Company’s Series A Preferred Stock (the “Series A Stock”), the Company’s Series B Preferred Stock (the “Series B Stock”) and the Company’s Series C Preferred Stock (the “Series C Stock” and together with the Series A Stock, the Series B Stock and the Series D Stock, the “Preferred Stock”);

WHEREAS, the Prior Investors and the Company are parties to an Investor Rights Agreement dated December 7, 2015 (the “Prior Agreement”);

WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the holders of a majority of the Series A Stock, Series B Stock and Series C Stock held by the Prior Investors outstanding as of the date of this Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

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1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a) “BSC” means Boston Scientific Corporation, a Delaware corporation.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d) “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(e) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(f) “Major Investor” means each of (i) Golden Seeds RenovoRx, LLC (and any of its affiliates, including any members of Golden Seeds that individually own Shares), (ii) The Angels’ Forum 103, LLC, (iii) the Halo Fund III, L.P., (iv) Astia Angels RenovoRx, LLC, (v) Amidi, LLC, (vi) BSC, and (vii) each Investor under the Purchase Agreement, that certain Series C Preferred Stock Purchase Agreement dated December 7, 2015, that certain Series B Preferred Stock Purchase Agreement dated December 20, 2013 or that certain Series A Preferred Stock and Warrant Purchase Agreement, dated as of January 23, 2013 who (together with their affiliates) holds at least (A) 536,768 shares of Series A Stock, (B) 308,356 shares of Series B Stock, (C) 119,474 shares of Series C Stock or (D) 453,309 shares of Series D Stock (or, in each case, Common Stock issued upon conversion of such Shares, and as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof).

(g) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h) “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

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(i) “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

(j) “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed thirty thousand dollars ($30,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(k) “Required Preferred Approval” means, after the Milestone Closing, the approval of at least one of (i) the Series D Director (as defined in the Voting Agreement) or (ii) the Series A/B Director (as defined in the Voting Agreement).

(l) “SEC” or “Commission” means the Securities and Exchange Commission.

(m) “Securities Act” shall mean the Securities Act of 1933, as amended.

(n) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

(o) “Shares” shall mean the Series A Stock, the Series B Stock, the Series C Stock and the Series D Stock held from time to time by the Investors listed on Exhibit A hereto and their permitted assigns.

(p) “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

(q) “Voting Agreement” means the Amended and Restated Voting Agreement by and between the Company and its stockholders, of even date herewith.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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(ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After the Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder or the Holder’s family members; provided that in each case the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Holder hereunder.

(c) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if (i) the securities are registered under the Act or (ii) the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration or qualification, provided that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

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(e) In addition to the foregoing, any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

2.2 Demand Registration.

(a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from Holders of Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least 40% of the Registrable Securities then outstanding (or such lesser number of Registrable Securities if the anticipated aggregate offering price would exceed $30,000,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders), provided that, for the avoidance of doubt, all securities held by persons other than Holders shall first be excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i) prior to the earlier of (A) the fourth anniversary of the date of this Agreement or (B) six months following the effective date of the Initial Offering;

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(ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering (or such longer period as may be determined pursuant to Section 2.11 hereof); provided that the Company (A) delivers written notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within thirty (30) days after the Initiating Holders’ written request under Section 2.2(a) and (B) makes reasonable good faith efforts to cause such registration statement to become effective;

(iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for its Initial Offering within ninety (90) days and the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period;

(vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

2.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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(a) Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided that in no event shall the number of Registrable Securities be reduced below 30% of the offering except for the Initial Offering in which case Registrable Securities may be reduced to zero. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members, stockholders and other affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

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(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders, or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000), or

(iii) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to file a registration statement for a public offering within ninety (90) days, other than pursuant to a Special Registration Statement, and the Company makes reasonable good faith efforts to cause such registration statement to become effective, or

(iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period, or

(v) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

(vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

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2.5 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein, including the fees and disbursements of one counsel for the selling Holders not to exceed $30,000, shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn at the request of the Holders holding a majority of the Registrable Securities to be registered or because of sufficient number of Holders have withdrawn so that the minimum offering conditions set forth in Sections 2.2(a) and 2.4(b)(ii) are no longer satisfied unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities to be registered agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(ii) or 2.4(b)(iii), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c)(iii) or 2.4(b)(iii), as applicable, to undertake any subsequent registration.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all commercially reasonable best efforts to cause such registration statement to become effective, and shall keep such registration statement effective for one hundred twenty (120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, such one hundred twenty (120) day period shall be extended for the period of time, not to exceed sixty (60) days, that a Holder refrains, at the reasonable written request of the Company based on the existence of material nonpublic information involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below), from selling any securities included in such registration, provided the Company is taking commercially reasonable best efforts to correct the prospectus. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

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(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(f) Use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed.

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(h) Promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

(i) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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(j) Use its commercially reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) Each selling Holder shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation to complete a registration with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2(a) or Section 2.4(b)(ii), whichever is applicable.

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, legal counsel, accountants, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, legal counsel, accountant, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration.

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(b) To the extent permitted by law, each Holder will, severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 except to the extent, and only to the extent, such failure is prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

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(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, or (c) acquires at least twenty percent (20%) of a Holder’s shares of Registrable Securities; or (d) is an entity affiliated by common control (or other related entity) with such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

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2.10 Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement.

2.11 Market Stand-Off Agreement. Each Holder hereby agrees that such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during (i) the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that (i) all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements and (ii) if the Company or managing underwriters permit any Company stockholder to sell securities in the Initial Offering, all Holders shall receive the same right. The Company shall require all future holders of any capital stock of the Company, or any securities convertible into such capital stock, to agree to a market stand-off provision no less restrictive than the foregoing.

2.12 Stop Transfer Instructions. In connection with the Initial Offering, each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such shares of Common Stock (or other securities) until the end of such period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13 Agreement to Furnish Information. If reasonably requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide such information regarding the Holder and the distribution proposed by the Holder as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities in which the Holder is participating pursuant to a registration statement filed under the Securities Act referred to in this Section 2.

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2.14 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.15 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (i) the date six (6) years following an initial firm underwritten public offering that results in the automatic conversion of all outstanding shares of the Company’s Preferred Stock; or (ii) such time as such Holder, as reflected on the Company’s list of stockholders, holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed the Initial Offering and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

(b) The Company will furnish to each Major Investor, as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Section 3.1(e)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of regionally recognized standing selected by the Company;

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(c) The Company will furnish to each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days thereafter, a balance sheet of the Company and a statement of stockholders’ equity as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

(d) The Company will furnish to each Major Investor, as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company.

(e) Additionally, the Company will furnish to each Major Investor (i) by December 31 of each year, an annual budget and business plan for the next fiscal year (the “Budget”) as approved by the Company’s Board of Directors, including the Series D Director (as defined in the Voting Agreement) after the Milestone Closing, prepared on a quarterly basis, including balance sheets, income statements, and statements of cash flow for such months; (ii) a capitalization table upon the closing of the Financing and after the closing of any subsequent rounds of preferred stock financings; (iii) promptly after prepared, any other budgets or revised budgets prepared by the Company.

(f) Additionally, the Company will furnish to each Major Investor such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.2 Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is a trade secret or attorney-client privileged and should not, therefore, be disclosed; provided, however that BSC shall not be deemed a competitor of the Company.

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3.3 Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor hereunder that the Company marks as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information: (i) to any of such Investor’s attorneys, accountants and other advisors, to the extent necessary to obtain their services; (ii) to any partner, member, affiliate, subsidiary or parent of such Investor as long as such partner, member, affiliate, subsidiary or parent is obligated to Investor maintain the confidentiality of the same; (iii) at such time as it enters the public domain through no fault of such Investor; (iv) that is communicated to it free of any obligation of confidentiality; (v) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (vi) as required by applicable law.

3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

3.5 Stock Vesting. Unless otherwise approved by the Board of Directors, including the Required Preferred Approval following the Milestone Closing, all employees, directors, consultants and other service providers who purchase, receive options to purchase or receive awards of shares of the Company’s capital stock after the date hereof (including any future option grants to Kamran Najmabadi, Ramtin Agah and Shaun Bagai) shall be required to execute a restricted stock or option agreement, as applicable, providing for (a) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such stock vesting following one (1) year of continued employment or service, and the remaining seventy-five percent (75%) of such stock vesting in equal monthly installments over the remaining three (3) years, subject to such person’s continuous service and (b) a market stand-off provision substantially similar to that contained in Section 2.11 hereof. In addition, unless otherwise approved by the Board of Directors, including the Required Preferred Approval following the Milestone Closing, the Company shall retain a “right of first refusal” on employee stock transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

3.6 Director and Officer Insurance and Indemnification. The Company will use its best efforts to obtain and maintain in full force and effect director and officer liability insurance in an amount satisfactory to the Company’s Board of Directors and shall ensure that any successors of the Company shall assume the Company’s obligations (whether through contractual agreement and/or the Delaware General Corporation Law) with respect to indemnification of members of the Company’s Board of Directors. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Directors are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company.

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3.7 Board Observer Rights. The Company shall allow (a) an individual designated by Golden Seeds Fund 2 LP (so long as it holds any shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof)) (the “Golden Seeds Observer”), (b) an individual designated by Astia Angels RenovoRx, LLC (so long as it holds any shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof)) (the “Astia Angels Observer”), (c) either of Kamran Najmabadi or Ramtin Agah (each, a “Founder”), as designated in writing signed by the Founders, so long as the Founder so designated is (i) providing services to the Company as an employee or pursuant to written agreements for consulting or advisory services and (ii) not serving as a director on the Company’s Board of Directors (the “Founder Observer” and collectively with the Golden Seeds Observer and the Astia Angels Observer, the “Board Observers”) (initially Kamran Najmabadi) and (d) two individuals designated by BSC (so long as it holds any Shares of Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof)) (the “BSC Observers”), provided, however, that upon BSC’s appointment of the Series D Director pursuant to the terms of the Voting Agreement, the number of BSC Observers shall be reduced from two (2) to one (1), to attend all meetings of the Company’s Board of Directors as an observer, in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude any Board Observer from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or to protect against the disclosure of trade secrets.

3.8 Proprietary Information and Inventions Agreement. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in a form approved by the Company’s counsel or Board of Directors.

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3.9 Board Meetings and Committees. The Board of Directors shall have regular meetings, the frequency of which shall be determined by the Board of Directors before the Milestone Closing (as defined in the Purchase Agreement), and shall be no less than quarterly after the Milestone Closing. Following the Milestone Closing, the Series D Director shall have the right to sit on each committee. No member of any committee of the Board of Directors shall have the right to participate in any compensation committee discussions pertaining to his or her own compensation. The Company hereby agrees to establish an Audit Committee and a Compensation Committee within 30 days after the First Closing (as defined in the Stock Purchase Agreement), with customary charters, policies and provisions.

3.10 Right to Conduct Activities. The Company and each Investor hereby agrees and acknowledges that the Major Investors (and their affiliates) invest in numerous portfolio companies and conduct certain business activities, some of which are or may be deemed competitive with the Company’s business. The Company and each Investor hereby agrees that, to the extent permitted under applicable law, the Major Investors (and their affiliates) shall not be liable to the Company or any other Investor for any claim arising out of, or based upon, (i) the investment by the Major Investors (or their affiliates) in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of the Major Investors (or their affiliates) to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) the Major Investors (and their affiliates) from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

3.11 Directors’ Expenses. The Company shall reimburse all reasonable out-of-pocket and travel expenses incurred by any non-employee director in connection with (i) attendance at Board of Directors meetings (including any meetings of committees thereof) and (ii) the performance of his or her duties as a director of the Company. Any travel reimbursements shall be consistent with the Company’s travel policies for its officers and shall be prorated based on expenses incurred by such director on behalf of companies other than the Company.

3.12 Additional Board of Director Approvals. For so long as at least 3,000,000 shares of Registrable Securities are outstanding (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the date hereof), the Company shall obtain approval of the Board of Directors, including the Required Preferred Approval following the Milestone Closing, for any of the following actions that:

(1) Results in any spinout, sale or exclusive license of material assets or intellectual property rights of the Company outside the ordinary course of business, including by means of transfer to a subsidiary or another entity;

(2) Causes the Company to incur or guarantee any aggregate indebtedness in excess of $25,000 that is not already included in the Budget, other than trade credit incurred in the ordinary course of business;

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(3) Causes the Company to make any investment inconsistent with an investment policy approved by the Board of Directors;

(4) Causes the Company to hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(5) Results in a fundamental change in the nature of the business of the Company, including changing the principal business of the Company, entering new lines of business, or exiting the current line of business;

(6) Adopts any Company equity incentive plan or authorizes any grants of equity securities under such Company equity incentive plans;

(7) Results in the Company becoming party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b- 2 promulgated under the Exchange Act) of any such person, except for transactions contemplated by this Agreement, the Purchase Agreement, and the Related Agreements (as defined in the Purchase Agreement), or transactions made upon fair and reasonable terms as determined and approved by a majority of the Board of Directors, including the Required Preferred Approval following the Milestone Closing;

(8) Increases the number of shares reserved under the Company’s equity incentive plan(s);

(9) Results in a compensation package to any Company employee or consultant in excess of $200,000 per year in cash that is not included in the Budget; or

(10) Results in the grant or issuance of any capital stock, options, warrants or other equity securities of the Company that exceeds one percent (1%) of the fully- diluted capitalization of the Company on the date of such grant or issuance.

3.13 Option Issuances. Effective as of the date hereof, of the total number of 1,677,193 shares available for issuance under the Company’s 2013 Equity Incentive Plan as of the date hereof, the Company may issue such shares (or options for such shares) only as follows: (a) an aggregate of 419,298 of such shares shall be reserved for issuance, and may be issued, only to Mutual Directors (as defined in the Voting Agreement); (b) an aggregate of 419,298 of such shares shall be reserved for issuance, and may be issued, only to employees, consultants or other services providers hired after the date hereof; and (c) no more than an aggregate of 838,597 of such shares (or options for such shares) may be issued in such instances and to such individuals or entities as approved by the Board of Directors. Notwithstanding the foregoing, (x) beginning on July 1, 2019, upon unanimous approval of any directors designated solely by the holders of one or more series of Preferred Stock as a single class (to the extent there are any), the restrictions set forth in clauses (a) and (b) of the preceding sentence shall no longer apply; and (y) on July 1, 2020 all restrictions set forth in this Section 3.13 shall automatically terminate unless prior to July 1, 2020 all directors designated solely by the holders of one or more series of Preferred Stock as a single class (to the extent there are any) unanimously elect to keep any such restrictions (except for clause (x) which shall operate pursuant to its terms).

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3.14 Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3 and 3.6 shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to an Initial Offering or (ii) upon an “Acquisition” as defined in the Company’s Amended and Restated Certificate of Incorporation as in effect as of the date hereof (the “Restated Certificate”)).

SECTION 4. RIGHTS OF FIRST REFUSAL.

4.1 Subsequent Offerings. Each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options or other convertible securities) of which such Investor is or is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants, options or other convertible securities) held by all Major Investors immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including without limitation any option to purchase such a convertible security and any convertible promissory note), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

4.2 Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Investor shall have twenty (20) days after the receipt of such notice to agree to purchase its pro rata share (or any portion thereof) of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

4.3 Overallotment; Issuance of Equity Securities to Other Persons. If not all of the Major Investors elect to purchase their full pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed Equity Securities on a relative pro rata basis. The Major Investors shall have ten (10) days after receipt of such overallotment notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed Equity Securities. The Company shall have until the date that is one hundred twenty (120) days after the date of the notice provided pursuant to Section 4.2 to sell the remaining unsubscribed Equity Securities in respect of which the Major Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not more favorable to the purchasers thereof than specified in the Company’s notice to the Major Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within one hundred twenty (120) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

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4.4 Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company’s Initial Offering that results in the automatic conversion of all outstanding shares of Preferred Stock or (ii) an Acquisition as defined in the Restated Certificate.

4.5 Assignment of Rights of First Refusal. The rights of first refusal of each Major Investor under this Section 4 may be assigned to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

4.6 Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any Equity Securities sold pursuant to the Purchase Agreement or that are “Additional Shares of Common Stock” as defined in the Restated Certificate.

SECTION 5. MISCELLANEOUS.

5.1 Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought exclusively in, and each party agrees to and does hereby submit to the exclusive jurisdiction and venue of, any state or federal court located in Delaware.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time.

5.3 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

22

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of at least a majority of the then-outstanding Registrable Securities; provided that any waiver or amendment of Sections 3.1, 3.2, 3.7 (with respect to the particular Major Investor entitled to appoint an observer or observers) or Section 4 shall require the further written consent of Major Investors holding a majority of the Registrable Securities; provided further that this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion; and provided further that Section 1.2(f), Section 1.2(k), Section 3.5, and this clause of this Section 5.5 may not be amended without BSC’s consent.

(b) For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to reasonably rely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address or electronic mail address as such party may designate by ten (10) days advance written notice to the other parties hereto.

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5.8 Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

[THIS SPACE INTENTIONALLY LEFT BLANK]

24

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

RenovoRx, Inc.

Signature:	/s/ Shaun R. Bagai
Print Name:	Shaun R. Bagai
Title:	Chief Executive Officer

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Boston Scientific Corporation

Signature:	/s/ Daniel J. Brennan
Print Name:	Daniel J. Brennan
Title:	Executive Vice President and Chief Financial Officer
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

B-TO-V Partners S.AR.L

Signature:	/s/ Christian Schuetz
Print Name:	Christian Schuetz
Title:	Managing Director
(if applicable)

B-TO-V Partners S.AR.L

Signature:	/s/ Florian Schweitzer
Print Name:	Florian Schweitzer
Title:	Partner
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Acorn Campus Taiwan II, L.P.

Signature:	/s/ chu, chih-Hoa
Print Name:	chu, chih-Hoa
Title:	General Partner
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

ASTIA Angels RenovoRX, LLC

Signature:	/s/ Sharon J. Vosmek
Print Name:	Sharon J. Vosmek
Title:	CEO
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Family Ventures, LLC

Signature:	/s/ Chandrakant Patel
Print Name:	Chandrakant Patel
Title:	President
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Sattva Group LLC

Signature:	/s/ Viveka Boddipalli
Print Name:	Viveka Boddipalli
Title:	Manager
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Manish Menda

Signature:	/s/ Manish Menda
Print Name:	Manish Menda

Suman Menda

Signature:	/s/ Suman Menda
Print Name:	Suman Menda

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

The Angels’ Forum 103, LLC

Signature:	/s/ Carol M. Sands
Print Name:	Carol M. Sands
Title:	Managing Member
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

William Samuel Silva Revocable Trust

Signature:	/s/ William Silva
Print Name:	William Silva
Title:	Trustee
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

SV Tech Fund II, L.P.

Signature:	/s/ P.R. Yu
Print Name:	P.R. Yu
Title:	Managing Partner
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Amit Patel

Signature:	/s/ Amit Patel
Print Name:	Amit Patel
Title:
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

RMP Partners Limited

Signature:	/s/ Sandra Padmini Reddy
Print Name:	Sandra Padmini Reddy
Title:	Director
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Golden Seeds RenovoRx, LLC

Signature:	/s/ Peggy Wallace
Print Name:	Peggy Wallace
Title:	Managing Director
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Jyotsna Gai

Signature:	/s/ Jyotsna Gai
Print Name:	Jyotsna Gai
Title:
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Brush Hill Ventures

Signature:	/s/ Michael O’Toole
Print Name:	Michael O’Toole
Title:	Managing Partner
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Kanwar Bagai

Signature:	/s/ Kanwar Bagai
Print Name:	Kanwar Bagai
Title:
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Fumiaki Ikeno

Signature:	/s/ Fumiaki Ikeno
Print Name:	Fumiaki Ikeno
Title:
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Halo Fund III, LP

Signature:	/s/ Carol M. Sands
Print Name:	Carol M. Sands
Title:	Managing Member
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed this Amended and Restated Investor Rights Agreement as of the date set forth in the first paragraph hereof.

INVESTOR(S):

Barry & Lynda Family 2003 Revocable Trust

Signature:	/s/ Barry R. Keller
Print Name:	Barry R Keller
Title:	Trustee
(if applicable)

RENOVORX, INC.

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

SIGNATURE PAGE